SUPPLEMENT DATED MARCH 1, 2013
to

PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT OPTIMA, AND KEYPORT ADVISOR OPTIMA AND KEYPORT ADVISOR CHARTER

 PROSPECTUSES DATED APRIL 30, 2004
FOR KEYPORT VISTA AND KEYPORT ADVISOR VISTA

PROSPECTUSES DATED APRIL 30, 2010
FOR KEYPORT ADVISOR, KEYPORT CHARTER AND KEYPORT LATITUDE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
KEYPORT VARIABLE ACCOUNT A

Pursuant to Board of Trustee and shareholder approval, effective at the close of business on April 26, 2013, Columbia Variable Portfolio – High Income Fund will merge into Columbia Variable Portfolio – Income Opportunities Fund and Columbia Variable Portfolio – Money Market Fund will merge into Columbia Variable Portfolio – Cash Management Fund.

Please retain this supplement with your prospectus for future reference.